                                                                EXHIBIT 10.15(c)


                      AMENDMENT TO GROUND LEASE AGREEMENT

     This Amendment to Ground Lease Agreement (this "Lease Amendment") is made and entered into on the 31st day of July, 1992, by and between Exxon Corporation, a New Jersey corporation ("Exxon"), and Cogen Technologies Linden Venture, L.P., doing business in New Jersey as Cogen Technologies Linden Venture, Limited Partnership, a Delaware limited partnership ("Cogen").

                              W I T N E S S E T H:

     WHEREAS, Exxon and Cogen entered into that certain Ground Lease Agreement dated effective August 1, 1990 (the "Lease") relating to the Demised Premises (as defined in the Lease), comprised of two certain tracts or parcels of land situated in the City of Linden, Union County, New Jersey as more fully described on Exhibit B to the Lease; and

     WHEREAS, the Demised Premises included that certain 1.1605 acre tract or parcel of land described on Exhibit B to the Lease as Tract II; and

     WHEREAS, the Lease at time of execution contemplated redefining the precise boundaries of Tract II in order to facilitate the placement of certain water tanks that are part of the Cogeneration Facility; and

     WHEREAS, Exxon and Cogen desire to evidence their agreement to amend the Lease by redefining the description of Tract II on Exhibit B to the Lease;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Exxon and Cogen agree that the Lease is amended as follows:

                  The description of Tract II in Exhibit B to the Lease is hereby replaced by the description of Tract II found in Exhibit A attached hereto and made a part hereof for all purposes.

         As amended by this Lease Amendment, the Lease is ratified and confirmed to be in full force and effect.

         EXECUTED in multiple original counterparts as of the 31st day of July, 1992.


ATTESTED BY:                            EXXON CORPORATION

   /s/ J. T. CRAWFORD
-----------------------------------
Name:  J. T. CRAWFORD                   By:  /s/ R. W. UPCHURCH, JR.
      -----------------------------          -----------------------------------
       Assistant Secretary              Name:    R. W. Upchurch, Jr.
                                        Title:   Vice President of
                                                 Exxon Company, U.S.A.,
                                                 a Division of
                                                 Exxon Corporation

                                        COGEN TECHNOLOGIES LINDEN
                                        VENTURE, L.P. d/b/a COGEN
                                        TECHNOLOGIES LINDEN VENTURE,
                                        LIMITED PARTNERSHIP

                                        By:  COGEN TECHNOLOGIES LINDEN
                                             LTD. (D/B/A COGEN
                                             TECHNOLOGIES LINDEN,
                                             LIMITED PARTNERSHIP)
                                             GENERAL PARTNER

ATTESTED BY:                            By:  COGEN TECHNOLOGIES, INC.
                                             GENERAL PARTNER
/s/ MARY ANN MCLENDON
-----------------------------------     By:     /s/ J. M. BOLLINGER
Title:  Assistant Secretary                  ----------------------------------
      -----------------------------     Name:       J. M. Bollinger
                                              ---------------------------------
                                        Title:      Sr. V. P.
                                               --------------------------------

                                   EXHIBIT A

                                    TRACT II


     BEING A PARCEL OF LAND SITUATED IN THE CITY OF LINDEN, UNION COUNTY, NEW JERSEY, BEING A PORTION OF TAX LOT 6, BLOCK 520 AS SHOWN ON THE CURRENT CITY OF LINDEN TAX MAP AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING at the terminus of the 20th course of Tract I as described above and running; thence the following two (2) courses to the True Point and Place of Beginning:

(A) Along said 20th course as recited above in reverse, North forty-eight degrees, four minutes, fifty seconds West (N 48 degrees 04' 50" W), eighty-three and fifty-five hundredths (83.55') feet to a point in the same; thence

(B) Leaving the aforementioned 20th course, at right angles, crossing Railroad Avenue, North forty-one degrees, fifty-five minutes, ten seconds East (N 41 degrees 55' 10" E), four hundred forty and sixty-three hundredths (440.63') feet to the true point and Place of Beginning, and running thence along a new line the following five (5) courses through the said Tax Lot 6, Block 520.

     1. North forty-one degrees, fifty-five minutes, ten seconds East (N 41 degrees 55' 10" E), one hundred sixty-two and zero hundredths (123.00') feet to an angle point in same; thence

     2. South forty-eight degrees, four minutes, fifty seconds East (S 48 degrees 04' 50" E), one hundred twenty-three and zero hundredths (162.00') feet to an angle point in same; thence

     3. South eighteen degrees, thirty-one minutes, thirty-six and seven hundredths seconds East (S 18 degrees 31' 36.7" E), one hundred eleven and 5078 ten-thousandths (111.5078') feet to an angle point in same; thence

     4. South forty-one degrees, fifty-five minutes, ten seconds West (S 41 degrees 55' 10" W), one hundred seven and zero hundredths (107.00') feet to an angle point in same; thence

     5. North forth-eight degrees, four minutes, fifty seconds West (N 48 degrees 04' 50" W), two hundred twenty and zero hundredths (220.00') feet to the Point and Place of Beginning.

CONTAINING:  0.7569 Acs.

     ALL IN ACCORDANCE with "Linden Cogeneration Plant, Block 520, Lot 6, Existing Conditions and Survey of Proposed Lease Line, City of Linden, Union County, New Jersey". Sheet 1 of 1 as prepared by Keller & Kirkpatrick, Parsippany, New Jersey, dated October 24, 1989, revised to July 1, 1992.

                                 ACKNOWLEDGMENT

STATE OF TEXAS   :
                 : ss.
COUNTY OF HARRIS :

     BE IT REMEMBERED, That on this 31st day of July, 1992, before me, the subscriber, a notary public, personally appeared J.E. Crawford, who being by me duly sworn on his oath, deposed and made proof to my satisfaction that he is an Assistant Secretary of Exxon Corporation, the Corporation named in the within instrument; that R.W. Upchurch, Jr. is Vice President of Exxon Company, U.S.A., a division of Exxon Corporation; that the execution, as well as the making of this instrument, has been duly authorized pursuant to a resolution of the Board of Directors of Exxon Corporation; that the deponent well knows the corporate seal of Exxon Corporation; and that the seal affixed to said instrument is the proper corporate seal and was thereto affixed and said instrument signed and delivered by R.W. Upchurch, Jr., as and for the voluntary act and deed of Exxon Corporation, in presence of deponent, who thereupon subscribed his name thereto as attesting witness.

     Given under my hand and seal of office this 31st day of July, 1992.


                                        /s/ VIRGINIA G. BASS
                                        ---------------------------------
                                        Notary Public in and for
                                        Harris County, Texas

Commission expires: 3-12-96
                    ---------


[SEAL]

                                 ACKNOWLEDGMENT

STATE OF TEXAS      :
                    : ss.
COUNTY OF HARRIS    :

     BE IT REMEMBERED, that on this 31st day of July, 1992, before me, the subscriber, a notary public, personally appeared J. M. BOLLINGER who is the Senior Vice President of Cogen Technologies, Inc., General Partner of Cogen Technologies Linden, Ltd., (D/B/A Cogen Technologies Linden, Limited Partnership), which is the General Partner of Cogen Technologies Linden Venture, L.P. (D/B/A Cogen Technologies Linden Venture, Limited Partnership), a Delaware limited partnership, who I am satisfied is the person who signed this instrument, and he acknowledged that he signed, sealed with the corporate seal, and delivered the same as such officer aforesaid, and that this instrument is the voluntary act and deed of such corporation, on behalf of Cogen Technologies Linden Venture, L.P.

     Given under my hand and seal of office this 31st day of July, 1992.



[SEAL]                             /s/ ELAINE A. CAMPBELL
                                 -----------------------------------
                                       Notary Public of and for
                                       Harris County, Texas

My Commission expires: 7-27-93
                       ---------